SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   January 29, 2004

POWER-ONE, INC.

(Exact name of registrant as specified in its charter)

Commission file number 0-29454

DELAWARE	77-0420182
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
740 CALLE PLANO, CAMARILLO, CA	93012
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code (805) 987-8741

Item 12. Results of Operations and Financial Conditions

On January 29, 2004, the Company issued a press release setting forth Power-One’s fourth fiscal quarter and full year 2003 earnings.  A copy of the press release is attached hereto as Exhibit 99.1 and hereby incorporated by reference in this Item 12.

Exhibit Index

99.1   Press release reporting fourth fiscal quarter and full year 2003 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 29, 2004	POWER-ONE, INC.

	By:	/s/ Eddie K. Schnopp
Eddie K. Schnopp Sr. Vice President— Finance, Treasurer and Chief Financial Officer